                                                                                                   Exhibit 99.1

                                           CERTIFICATION PURSUANT TO
                           SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                            AS ADOPTED PURSUANT TO
                                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350,  Chapter 63 of Title 18,  United  States Code, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, the undersigned,  as Executive  Vice-President and Chief Operating Officer of
U.S. Can Corporation (the "Company"), does hereby certify that:

1)       the  Company's  Form 10-Q  fully  complies  with the  requirements  of  Section  13(a) or 15(d) of the
         Securities Exchange Act of 1934; and

2)       the information  contained in the Company's Form 10-Q fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

                                                                /s/ John L. Workman

                                                                John L. Workman
                                                                Chief Operating Officer
                                                                (Principal Executive Officer)

                                                                Dated: November 12, 2002